                                                                  EXHIBIT 10.7.2

                               REXENE CORPORATION

                         EXECUTIVE MANAGEMENT COMMITTEE
                             ANNUAL INCENTIVE PLAN


I.       Purpose.

         The Rexene Executive Management Committee Annual Incentive Plan ("EAIP") is designed to reward Executive Management Committee ("EMC") members for their achievement of specific individual performance objectives that are established annually.

II.      Award Structure.

         The maximum award opportunity under the EAIP for any calendar year expressed as a percent of year-end base salary is as follows:

                                  POSITION


         ----------------------------------------------------------
         Chief Executive Officer                                60%
         ----------------------------------------------------------
         Other Executive Management Committee Members
         ----------------------------------------------------------
            a)    Line                                          50%
         ----------------------------------------------------------
            b)    Staff                                         35%
         ----------------------------------------------------------


III.     Administration.

         o The Management Development and Compensation Committee ("Committee") of the Board of Directors ("Board") will be responsible for administering the EAIP. The Board shall have the final authority to determine the level of performance and the amount of all awards made to members of the EMC.

         o The Chief Executive Officer shall provide to the Board his evaluation of the performance of the other members of the EMC, as well as his recommendation as the size of the award to be made to each of them.

         o The Board shall have the discretion not to make any awards in years in which the Corporation is not profitable.

         o The Board may amend or terminate the EAIP at any time on a prospective basis. If the EAIP is terminated or substantially amended during any year, awards for such year shall be made on a pro rata basis to the date of termination or amendment.

IV.      General Provisions.

         o EMC members whose employment with the Corporation is terminated prior to the end of a calendar year for any reason, except for Cause, or who are Constructively Terminated, shall be eligible to receive a pro rata award based on his/her performance to date of termination.

         o Except for Constructive Termination, Executive Officers who voluntarily resign their employment prior to the end of the fiscal year shall not be entitled to any bonus payment.

         o Payment of awards will be made in cash before the end of February of each year.

V.       Definitions.

         o "Constructive Termination" of employment occurs if a member of the EMC voluntarily resigns his/her employment within three
                 (3) years after a Change of Control because, as a condition to continued employment with the Corporation or any successor to either the Corporation or any or part of its business or assets (a "Successor"), he/she is required to (i) relocate outside the greater Dallas area, (ii) accept a reduction in base salary, or (iii) accept a position of lesser responsibility or authority than he/she had prior to the change in control.

         o       "Cause" shall mean any of the following:

                 (a) conduct involving moral turpitude or fraud, regardless of the context, which conduct shall be conclusively presumed if a member of the EMC is convicted of or enters a plea of nolo contendere or similar plea as to a crime involving moral turpitude or fraud,

                 (b) repeated intoxication by alcohol or drugs during the performance of his/her duties,

                 (c) malfeasance in the conduct of his/her duties, including misuse or diversion of the Corporation's funds, embezzlement or willful and material misrepresentations or concealments on any reports submitted to the Corporation.

                 (d) repeated material failure by him/her to perform his/her duties as an executive officer, or

                 (e) material failure to follow or comply with the reasonable and lawful directives of Continuing Directors (as defined below) or the written policies of the Corporation.

         o "Change of Control" of the Corporation shall mean any one of the following:

                 (a) Continuing Directors no longer constitute at least two-thirds of the Directors constituting the Board;

                 (b) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the Corporation's then outstanding common stock or 20% or more of the voting power of the Corporation's then outstanding securities entitled generally to vote for the election of Directors and thereafter, directly or indirectly, takes steps to influence the management of the Corporation;

                 (c) the occurrence of or the approval by the Corporation's stockholders of the merger or consolidation of the Corporation with any other corporation, the sale of any substantial portion of the assets of the Corporation or the liquidation or dissolution of the Corporation unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of
                          1934) of such corporation; or

                 (d) at least a majority of the Continuing Directors in office immediately prior to any other action taken or proposed to be taken by the Corporation's stockholders or by the Board determines that such action constitutes, or that such proposed action, if taken, would constitute, a Change of Control of the Corporation and such action is taken.

         o "Board" means the board of directors of Rexene; "Director" means a member of the Board; and "Continuing Director" means any person who is either (i) a Director on the date hereof, or
                 (ii) was designated as Continuing Director by a majority of the Continuing Directors.

         o "Termination without Cause" means any involuntary separation for any reason, except for a "Cause" as defined above.

         o "Executive Management Committee" or "EMC" shall mean the CEO and such other executive officers of the Company as may be designated by the Committee. The Committee shall further designate those EMC members who are "Line" and those who are "Staff."

         IN WITNESS WHEREOF, the Corporation has caused this Executive Management Committee Annual Incentive Plan to be executed effective as of January 1, 1996.

                                         REXENE CORPORATION



                                         By: /s/ JAMES M. RUBERTO
                                            -----------------------------
                                               Title:

                      NON-FINANCIAL PERFORMANCE OBJECTIVES

                               INSTRUCTION SHEET

INTRODUCTION:    Non-financial objectives (NFO) should encompass those
individual performance expectancies that are not considered "routine" to the normal functions of a position. These objectives should be challenging, attainable, objectively measurable and, above all, impact the overall success of the company. It is suggested that five (5) NFO's be established for a year.

1.       Description of Objectives:    Describe the objective to be
         accomplished within the following conceptual framework:

         o       to achieve what result (definition)
         o       by when (timetable)
         o       as evidenced by (measurement)

2. Priority Weight: Assign a priority weight (%) to the objective, based on its importance relative to the other objectives (minimum 10%; maximum 30%). If all objectives are of equal importance, weight them equally. In all cases, the sum of weights must equal 100%.

3. Completion Percent: Evaluate progress toward attainment of a listed performance objective by assigning a percentage of completion at the end of each fiscal quarter (interim 1, 2, 3) and total at year end (final). During interim progress, special notation should be made of unexpected impediments to satisfying any objectives. The final evaluation percent assigned should be in line with the following definitions of performance:

            SUPERIOR effort with goal surpassed;
            extraordinary performance.                                  100%

            SATISFACTORY performance; goal attained.                     80%

            ACCEPTABLE effort with goal not met;
            noticeable progress made toward completion.                  50%

            NO SATISFACTORY PROGRESS made toward
            completion of goal.                                           0%

4. Weighted Completion: At year end, assign a total weighted completion percent for each objective by multiplying the priority weight (A) by the final completion percent (B). Add the weighted completion percents for each objective to arrive at a total non-financial performance objective score.

                    NON-FINANCIAL PERFORMANCE OBJECTIVES

---------------------------------------------------------------------------------------------------
                                                          COMPLETION PERCENT
                                                          ------------------
NAME:                              PRIORITY                 INTERIM        FINAL          WEIGHTED
                                  WEIGHT (%)           -------------------------        COMPLETION%
DESCRIPTION OF OBJECTIVE             (A)                  1    2    3       (B)           (A X B)
===================================================================================================
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                    100%                                               -----------
                                                                                          TOTAL

